Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA Virginia Bond Fund                                        4
         USAA Virginia Money Market Fund                               11
         Shareholder Voting Results                                    14
      Financial Information:
         Portfolios of Investments:
            Categories and Definitions                                 15
            USAA Virginia Bond Fund                                    16
            USAA Virginia Money Market Fund                            21
         Notes to Portfolios of Investments                            24
         Statements of Assets and Liabilities                          25
         Statements of Operations                                      26
         Statements of Changes in Net Assets                           27
         Notes to Financial Statements                                 28








Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Virginia Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.









USAA Family of Funds Summary

      Fund                                     Minimum
   Type/Name             Volatility           Investment
--------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------
 Aggressive Growth       Very high              $3,000
 Emerging Markets        Very high              $3,000
 First Start Growth      Moderate to high       $3,000
 Gold                    Very high              $3,000
 Growth                  Moderate to high       $3,000
 Growth & Income         Moderate               $3,000
 International           Moderate to high       $3,000
 S&P 500(Registered
  Trademark) Index       Moderate               $3,000
 Science & Technology    Very high              $3,000
 Small Cap Stock         Very high              $3,000
 World Growth            Moderate to high       $3,000
--------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------
 Balanced Strategy       Moderate               $3,000
 Cornerstone Strategy    Moderate               $3,000
 Growth and Tax
  Strategy               Moderate               $3,000
 Growth Strategy         Moderate to high       $3,000
 Income Strategy         Low to moderate        $3,000
--------------------------------------------------------
INCOME - TAXABLE
--------------------------------------------------------
 GNMA                    Low to moderate        $3,000
 High-Yield
  Opportunities          High                   $3,000
 Income                  Moderate               $3,000
 Income Stock            Moderate               $3,000
 Intermediate-Term
  Bond                   Low to moderate        $3,000
 Short-Term Bond         Low                    $3,000
--------------------------------------------------------
INCOME - TAX EXEMPT
--------------------------------------------------------
 Long-Term               Moderate               $3,000
 Intermediate-Term       Low to moderate        $3,000
 Short-Term              Low                    $3,000
 State Bond Income       Moderate               $3,000
--------------------------------------------------------
MONEY MARKET
--------------------------------------------------------
 Money Market            Very low               $3,000
 Tax Exempt
  Money Market           Very low               $3,000
 Treasury Money
  Market Trust           Very low               $3,000
 State Money Market      Very low               $3,000
--------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.











Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J.C. Roth, CFA, appears here.]

FOR AS LONG AS I HAVE MANAGED MONEY
for customers, it has been obvious that few things puzzle or distress them as much as a falling bond market. People generally view bonds as a risk-lowering tool. They add bonds to a portfolio to reduce overall volatility and to create an added buffer with the relatively high income. Some people use bond portfolios as their sole investment. Their thinking is that they will live off the income and not be concerned about market values because they intend to let the bonds mature. These kinds of strategies were much easier to execute before the days of fixed-income mutual funds.

Mutual funds did something for bond investors that had never been done before -- show investors every day what their portfolio was worth. In the process, the funds revealed just how much bond prices can move in a day or a week. No investor likes to see a portfolio lose market value, especially when the investor is thinking in terms of "low risk." The latter part of 1998 and the first three quarters of 1999 have been a period of generally rising interest rates, which has meant falling market prices. Let me tell you how we approach such times.

First, we believe interest-rate movements are nearly impossible to predict with both accuracy and consistency. Second, we believe that most tax-exempt income investors are primarily interested in a high and stable level of income. Since the common way to preserve market value in a period of rising interest rates is to switch to money market investments at much lower yields, the importance of belief one is magnified. And third, we believe experience going back many years indicates that the part of a portfolio that is invested in longer maturities may provide returns that are superior to the money markets.

The chart below shows the one-, five-, and ten-year average annual total returns for our four national tax-exempt funds. Please bear in mind that there are no guarantees here -- just as with all mutual funds.


             Average Annual Total Returns as of September 30, 1999
================================================================================
                                            1 Year      5 Years      10 Years
================================================================================
USAA Tax Exempt Long-Term Fund              -3.23        6.45          6.93
--------------------------------------------------------------------------------
USAA Tax Exempt Intermediate-Term Fund      -1.24        6.23          6.88
--------------------------------------------------------------------------------
USAA Tax Exempt Short-Term Fund              2.06        4.90          5.21
--------------------------------------------------------------------------------
USAA Tax Exempt Money Market Fund            3.10        3.39          3.67
================================================================================

Total return equals income plus share price change and assumes reinvestment of all dividends and capital gains distributions.

The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


I think the best way to address volatility in bond markets is by allocating some of your portfolio to the short-term part of the market. I believe that the pattern of the average annual total returns shown in the chart above is viable. So, the income part of my portfolio is concentrated in the USAA Tax Exempt Long-Term Fund. If such a strategy leaves you uncomfortable, we have other options. We'll be happy to help you craft a portfolio with which you are comfortable.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.










Investment Review

USAA VIRGINIA BOND FUND

OBJECTIVE: High level of current interest income that is exempt from federal and Virginia state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term, investment-grade Virginia tax-exempt securities.

--------------------------------------------------------------------------------
                                                     3/31/99         9/30/99
--------------------------------------------------------------------------------
Net Assets                                        $402.4 Million  $389.9 Million
Net Asset Value Per Share                             $11.52         $10.86
Tax-Exempt Dividends Per Share Last 12 Months          $.603          $.595
Capital Gains Distributions Per Share Last 12 Months     -              -
--------------------------------------------------------------------------------
Six-Month Total Return and 30-Day SEC Yield* as of 9/30/99
--------------------------------------------------------------------------------
               3/31/99 to 9/30/99               30-Day SEC Yield
                     -3.20%+                          5.13%
--------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.



                     Average Annual Compounded Returns with
         Reinvestment of Dividends - Periods Ending September 30, 1999
--------------------------------------------------------------------------------
               Total Return    Equals    Dividend Return    Plus    Price Change
--------------------------------------------------------------------------------
Since 10/15/90     7.09%         =            5.95%           +         1.14%
--------------------------------------------------------------------------------
5 Years            6.49%         =            5.93%           +          .56%
--------------------------------------------------------------------------------
1 Year            -2.20%         =            4.98%           +        -7.18%
--------------------------------------------------------------------------------




              Annual Total Returns and Compounded Dividend Returns
               for the Eight-Year Period Ended September 30, 1999

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Virginia Bond Fund for the eight-year period ended September 30, 1999.

Total Return for Years Ended:
----------------------------
09/30/92       10.04%
09/30/93       13.12%
09/30/94       -3.19%
09/30/95       10.51%
09/30/96        6.98%
09/30/97        8.92%
09/30/98        8.73%
09/30/99       -2.20%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
09/30/92        6.53%
09/30/93        6.23%
09/30/94        5.22%
09/30/95        6.41%
09/30/96        5.97%
09/30/97        5.93%
09/30/98        5.65%
09/30/99        4.98%

Change in Share Price:
---------------------
09/30/92        3.51%
09/30/93        6.89%
09/30/94       -8.41%
09/30/95        4.10%
09/30/96        1.01%
09/30/97        2.99%
09/30/98        3.08%
09/30/99       -7.18%

** Compounded Dividend yield calculation includes only income distributions.


Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gains distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.










                  12-Month Dividend Yield Comparison

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Virginia Bond Fund to the 12 Month Dividend Yield of the Lipper Virginia Municipal Debt Funds Average from 9/30/92 to 9/30/99.

               USAA Virginia                  Lipper Virginia Municipal
              Bond Fund Yield                 Debt Funds Average Yield
             ------------------               ------------------------
09/30/92           6.04%                               5.91%
09/30/93           5.44%                               5.24%
09/30/94           5.81%                               5.32%
09/30/95           5.82%                               5.06%
09/30/96           5.75%                               4.86%
09/30/97           5.50%                               4.73%
09/30/98           5.25%                               4.46%
09/30/99           5.48%                                 *

The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data for periods ending 9/30/92 to 9/30/99.

* Information from Lipper Analytical Services, Inc. was not available at press time.








                      Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Virginia Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Average. The data is from 10/15/90 through 9/30/99. The data points from the graph are as follows:

   USAA Virginia Bond Fund
 Year                 Amount
--------              -------
10/15/90              $10,000
03/31/91               10,601
09/30/91               11,229
03/31/92               11,620
09/30/92               12,357
03/31/93               13,085
09/30/93               13,978
03/31/94               13,437
09/30/94               13,532
03/31/95               14,326
09/30/95               14,955
03/31/96               15,410
09/30/96               15,998
03/31/97               16,306
09/30/97               17,425
03/31/98               18,121
09/30/98               18,945
03/31/99               19,139
09/30/99               18,528

Lehman Brothers Municipal Bond Index
  Year                 Amount
--------              -------
10/15/90              $10,000
03/31/91               10,574
09/30/91               11,220
03/31/92               11,632
09/30/92               12,395
03/31/93               13,089
09/30/93               13,974
03/31/94               13,392
09/30/94               13,633
03/31/95               14,387
09/30/95               15,159
03/31/96               15,593
09/30/96               16,073
03/31/97               16,444
09/30/97               17,526
03/31/98               18,208
09/30/98               19,053
03/31/99               19,338
09/30/99               18,919

Lipper Virginia Municipal Debt Funds Average
  Year                 Amount
--------              -------
10/15/90              $10,000
03/31/91               10,554
09/30/91               11,161
03/31/92               11,519
09/30/92               12,260
03/31/93               12,940
09/30/93               13,852
03/31/94               13,108
09/30/94               13,173
03/31/95               13,928
09/30/95               14,551
03/31/96               14,950
09/30/96               15,406
03/31/97               15,684
09/30/97               16,698
03/31/98               17,359
09/30/98               18,088
03/31/99               18,221
09/30/99               17,683

Data since inception on 10/15/90 through 9/30/99


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term, investment-grade, tax-exempt bond market. The Lipper Virginia Municipal Debt Funds Average is the average performance level of all Virginia municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.










Message from the Manager

[Photograph of the Portfolio Manager, Robert R. Pariseau, CFA, appears here.]

A CHANGE IN SENTIMENT SHAKES THE MARKET

Fixed-income investors were reminded this year that the financial markets look to the future -- not the past or even the present. Although most economic statistics released this year suggest that inflation is well under control, the fixed-income markets are clearly anticipating higher rates of inflation. After all, reported inflation statistics such as the Consumer Price Index (CPI) are historical numbers -- even though they may be only a month old. Higher inflation causes bond prices to fall because inflation decreases the value of future interest payments.

With a seemingly endless American economic expansion that, at times, seems to be gaining strength, a bear market psychology has taken hold in the fixed-income markets. Economists and investors wonder just how much longer economic growth can continue in the United States without causing higher prices.

After falling to levels not seen in years, some inflation indicators have increased slightly in 1999. Will inflation continue to rise or will it stabilize at slightly higher levels than in 1998? This uncertainty has shaken the confidence of many fixed-income investors. If inflation has stabilized, then the rise in interest rates is probably closer to the end than the beginning -- given current economic conditions.

The yield on the 30-year U.S. Treasury bond (the long bond) has steadily risen from 5.625% to 6.05% from March 31 to September 30, 1999. The yield on the Bond Buyer 40-Bond Index (BBI40) faired worse. The municipal market under-performed the Treasury market as the BBI40 began the period at 5.23%, or 93% of the long bond, and ended at 5.89% on September 30, or 97% of the long bond.



                     Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/99 to 9/30/99.

                 30-year            Bond Buyer
                   U.S.              40-Bond
                 Treasury          Index (BBI40)
                 --------          -------------
03/31/99          5.63%                5.23%
04/15/99          5.53%                5.21%
04/30/99          5.66%                5.28%
05/14/99          5.92%                5.38%
05/31/99          5.83%                5.37%
06/15/99          6.11%                5.53%
06/30/99          5.96%                5.55%
07/15/99          5.92%                5.50%
07/30/99          6.10%                5.59%
08/16/99          6.09%                5.88%
08/31/99          6.06%                5.78%
09/15/99          6.10%                5.86%
09/30/99          6.05%                5.89%

Note:  Past performance is no guarantee of future results.

The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.


INCOME STRATEGY

I consistently follow an income strategy for this Fund similar to that used by other USAA tax-exempt funds. I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a three- to five-year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. My primary justifications for this strategy are simple in concept:

   - I believe that a large number of our investors own the Fund for the tax-free income and invest for the long term -- meaning three to five years or more.

   - Although past performance is no guarantee of future results, the strategy has worked in different kinds of markets over the years. Long-term performance, measured by total return, has been well above the peer-group average.

Although the Fund has behaved as expected given the increase in interest rates, this year's total return performance has been very disappointing and frustrating. Why does this income strategy produce such apparently contradictory results -- weak short-term total return performance in 1999 but above-average performance for long-term total return? Income performance is well above average in the short and long term.

Of course, in the short run, price change can overwhelm the income distribution to create a negative total return for a given period. I believe that an income strategy works because, over time, the vast majority of your total return from a fixed-income security will be from the income. Price changes tend to even out over longer investment horizons. Please refer to the table and chart on page 4.

YOUR INVESTMENT HORIZON IS IMPORTANT!

I consistently invest the Fund in long-term, investment grade, tax-exempt municipal securities. Why long-term bonds? Because bonds maturing in 20 years or longer almost always yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more volatile in price than shorter-maturity bonds. In regard to credit risk, I believe investment-grade bonds (rated BBB or higher) offer the best risk/reward compared to either junk bonds or insured bonds. That's why we encourage only those investors with a three- to five-year investment horizon to buy our tax-exempt bond funds. These long-term investors seeking high current income must be willing to assume moderate credit risk and price volatility in return.

A TIME TO REFLECT

Because interest rates have risen in 1999, investors have suffered for owning any kind of long-maturity bond -- municipals, corporates, or governments. That's the mathematics of bond investing. An investor can mitigate, but not eliminate, the volatility risk by investing for the long term. Although our strategy has produced good results for our investors in the past, to guard against complacency, we are constantly examining and analyzing our investment strategies.

Is there a better way to invest a tax-exempt bond fund? An alternative to an income strategy is to focus on total return. However, a total-return strategy requires the manager to successfully time the market cycles by correctly forecasting interest rates again and again over extended periods of time. No person, to my knowledge, has ever done that.

Enduring a bear market like 1999 can be very unsettling. It's a good time to review why you purchased the Fund in the first place:

   - Are you most interested in receiving a high level of interest income that is free of federal and state taxes?
   - Is your investment horizon long enough to cope with the ups and downs of the market?
   -    Do you need to raise cash? Do you maintain a sufficient cash reserve?
   - Are you comfortable with the moderate credit risk of investment-grade municipal bonds? (Please review the Portfolio Ratings Mix chart on page 10.)

I view the current environment as an opportunity to increase the Fund's distribution yield by buying bonds that offer very attractive yields at value prices.

YOUR FUND'S PERFORMANCE   * * * * *

I'm very pleased to say that your Fund received an Overall Star Rating of five stars in the municipal bond fund category from Morningstar Rating(Trademark) for the period ended September 30, 1999. Your Fund's net asset value (NAV) per share decreased by $0.66, or -5.73%, since March 31, 1999.

While past performance is no guarantee of future results, the Fund's annualized dividend distribution yield for the past six months was 5.45%. At press time, Lipper yield data was not available for the same time period. The Fund's total return was -3.20%, which lagged the Lipper Virginia Municipal Debt Fund Average total return of -2.95% for the 35 funds in the category.


Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's three-, five-, and ten-year ratings, as applicable. The USAA Virginia Bond Fund received five stars for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The Fund was rated among 1,611 and 1,241 funds in the municipal bond fund category for the three- and five-year periods, respectively.

Dividend yield is computed by dividing income dividends paid during the previous six months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gains distributions.


THE COMMONWEALTH OF VIRGINIA

Virginia benefits from a dynamic and diverse economy. Overall, economic activity in the commonwealth is robust with strong employment trends. As of August 1999, unemployment remains very low at 2.8%, comparing favorably to the national rate of 4.2%. Additionally, Virginia has become home to the sixth-largest concentration of high-technology companies in the nation. Creation of high-technology jobs has allowed Virginia's per capita income to remain above the national average.

Historically, the commonwealth has employed conservative financial management to ensure balanced budgets. The fiscal year ending June 30 was no exception with another general fund operating surplus. Virginia is one of the few states rated AAA by all three major rating agencies -- Moody's Investors Service, Fitch IBCA, and Standard and Poor's. Recently, the governor unveiled a transportation program totaling $2.5 billion over a six-year period to help solve traffic congestion. We are confident that the plan will be implemented prudently.

I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they do indicate the general financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives, and litigation that could potentially impact the value of your holdings.

TAX EQUIVALENT YIELDS

The table below compares the yield of the USAA Virginia Bond Fund with a taxable equivalent investment.

To match the USAA  Virginia Bond  Fund's  closing 30-day SEC yield of 5.13% and:
--------------------------------------------------------------------------------
Assuming a Virginia state tax rate of 5.75%
  and a marginal federal tax rate of:       15%     28%     31%    36%   39.6%
--------------------------------------------------------------------------------
A fully taxable investment must pay:       6.40%   7.55%   7.88%  8.50%  9.00%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.


Note: Some income may be subject to federal, state, or local taxes, or the federal alternative minimum tax.





                             Portfolio Ratings Mix
                               September 30, 1999

A pie chart is shown here depicting the Portfolio Ratings Mix as of September 30, 1999 of the USAA Virginia Bond Fund to be:

AAA - 31.8%; AA - 33.3%; A - 17.5%; BBB - 17.1%; and Cash Equivalents - 0.3%.


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 0.03% and 0.01%, respectively, of the Fund's investments, and are included in their appropriate category above.


See page 16 for a complete listing of the Portfolio of Investments.










Investment Review

USAA VIRGINIA MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal and Virginia state income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High-quality Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                                     3/31/99         9/30/99
--------------------------------------------------------------------------------
  Net Assets                                    $138.4 Million   $141.1 Million
  Net Asset Value Per Share                           $1.00           $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-Day Yield as of 9/30/99
--------------------------------------------------------------------------------
         3/31/99                             Since Inception      7-Day
       to 9/30/99     1 Year     5 Years       on 10/15/90        Yield
         1.43%+        2.79%      3.20%           3.17%           3.20%
--------------------------------------------------------------------------------
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income return and assumes reinvestment of all dividends and any capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.






                          7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Virginia Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free):
Money Funds.

                        USAA Virginia
                      Money Market Fund                 IBC Financial Data, Inc.
                      -----------------                 ------------------------
09/29/98                     3.44%                              3.10%
10/27/98                     2.84%                              2.55%
11/24/98                     3.01%                              2.64%
12/29/98                     3.12%                              2.85%
01/26/99                     2.51%                              2.28%
02/22/99                     2.33%                              2.11%
03/29/99                     2.56%                              2.34%
04/26/99                     2.91%                              2.66%
05/31/99                     2.88%                              2.58%
06/28/99                     2.97%                              2.82%
07/26/99                     2.72%                              2.40%
08/30/99                     2.84%                              2.53%
09/27/99                     3.15%                              2.90%

Data represent the last Monday of each month.
Ending date 9/27/99

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): Money Funds, an average of money market fund yields.










Message from the Manager

[Photograph of the Portfolio Manager, Regina G. Shafer, CFA, appears here.]

THE MARKET

Since our last shareholder report, the national economy has continued to strengthen. Consumer confidence has been very high due, in part, to continued strong employment. In August, national unemployment reached the lowest levels of the decade -- 4.2%. This strong economy has caused the Federal Reserve Board to take action in order to keep inflation in check. The Federal Open Market Committee has raised the federal funds rate (the interest rate banks charge other banks) twice since March -- an increase of 0.25% in both June and August to bring the federal funds rate to 5.25%. During this time period, the 30-year Treasury rate ranged from 5.4% in April to 6.3% in August. One-year municipal note yields have also inched up over the last six months. According to the Bond Buyer One-Year Note Index, municipal notes have risen from a low of 3.05% in April to a high of 3.73% as of September.

STRATEGY

Instead of trying to determine where interest rates will be in the near term, we continue to focus on finding relative value. Our credit research team contributes to this effort by assessing the creditworthiness of each issue that the Fund purchases. The Fund's average maturity of 35 days on September 30 is shorter than the industry's average maturity of 57 days. The Fund holds approximately 75% of its assets in issues whose rates are reset daily or weekly, with the belief that this sector represents the best value at the time. This provides us the flexibility to selectively move to longer-term investments once those become more attractive.

PERFORMANCE

For the 12 months ending September 30, 1999, the USAA Virginia Money Market Fund ranked 17 out of 166 state-specific tax-exempt money market funds, according to IBC Financial Data, Inc., with a return of 2.79%. The average return for the category over the same period was 2.52%. Please keep in mind that past performance is no guarantee of future results.


The Bond Buyer One-Year Note Index is representative of yields on ten large one-year tax-exempt notes.

IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.


VIRGINIA

Virginia benefits from a substantial and diverse economy. Unemployment remained very low at 2.8% as of August 1999. This compares very favorably to the national rate of 4.2%. The commonwealth's financial picture also remains strong. Historically, the commonwealth has employed conservative financial management, ensuring balanced budgets. The fiscal year ending June 30 was no exception. A general fund operating surplus (unaudited) was generated because tax revenues were stronger than expected. Recently, the governor unveiled a transportation program totaling $2.5 billion over a six-year period. We remain confident that, if enacted, the plan will be implemented in a manner consistent with Virginia's typically prudent fiscal practices.

A strong economy and solid financial performance have contributed to the financial strength of the commonwealth. Credit ratings on the commonwealth's general obligation debt are Aaa by Moody's Investors Service, AAA by Standard and Poor's, and AAA by Fitch IBCA - the highest rating possible for each credit agency.




                    Cumulative Performance of $10,000

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment of the USAA Virginia Money Market Fund. The data is from 10/15/90 through 9/30/99. The data points from the graph are as follows:

USAA Virginia Money Market Fund
 Year                  Amount
--------              -------
10/15/90              $10,000
03/31/91               10,238
09/30/91               10,464
03/31/92               10,657
09/30/92               10,811
03/31/93               10,940
09/30/93               11,060
03/31/94               11,174
09/30/94               11,312
03/31/95               11,499
09/30/95               11,701
03/31/96               11,893
09/30/96               12,080
03/31/97               12,267
09/30/97               12,474
03/31/98               12,676
09/30/98               12,881
03/31/99               13,054
09/30/99               13,241

Data since inception on 10/15/90 through 9/30/99


Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Income may be subject to federal, state, or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.

See page 21 for a complete listing of the Portfolio of Investments.








Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are shown for the entire USAA Tax Exempt Fund, Inc. (the Company) for proposals 1 and 2.

1 Proposal to elect a Board of Directors as follows:

     DIRECTORS                     VOTES FOR            VOTES WITHHELD
     Robert G. Davis             1,653,325,550            19,504,676
     Michael J.C. Roth           1,653,325,550            19,504,676
     David G. Peebles            1,653,325,550            19,504,676
     Robert L. Mason             1,653,325,550            19,504,676
     Michael F. Reimherr         1,653,325,550            19,504,676
     Richard A. Zucker           1,653,325,550            19,504,676
     Barbara B. Dreeben          1,653,325,550            19,504,676

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify or reject the selection by the Board of Directors of KPMG LLP as auditors for the Company for the fiscal year ending March 31, 2000.

                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

       1,631,286,201              19,197,037                22,346,988









CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1999
(Unaudited)

Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable-Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA Virginia Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA Virginia Money Market Fund through rigorous internal credit research.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
      (1)MBIA, Inc.                       (4) Financial Security Assurance
      (2)AMBAC Financial Group, Inc.           Holdings Ltd.
      (3)Financial Guaranty Insurance Co. (5) Asset Guaranty Insurance Co.
                                          (6) ACA Financial Guaranty Corp.


PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
CP     Commercial Paper                MFH     Multi-Family Housing
GO     General Obligation              PCRB    Pollution Control Revenue Bond
IDA    Industrial Development          RB      Revenue Bond
         Authority/Agency              RN      Revenue Note









USAA VIRGINIA BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)

 Principal                                           Coupon    Final    Market
  Amount                Security                      Rate    Maturity   Value
--------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (98.7%)
            Virginia (86.3%)
            Abingdon Town IDA Hospital RB,
  $ 3,305    Series 1998                              5.25%  7/01/2016  $  3,116
    2,610    Series 1998                              5.38   7/01/2028     2,413
    7,500   Augusta County IDA Hospital RB,
             Series 1991 (PRE)                        7.00   9/01/2021     8,019
            Chesapeake Toll Road RB,
    1,250    Series 1999A                             5.63   7/15/2019     1,205
    6,260    Series 1999A (b)                         5.63   7/15/2032     5,878
            Chesterfield County Health Center
             Commission Mortgage RB,
    1,500    Series 1996                              5.95  12/01/2026     1,512
   12,195    Series 1996                              6.00   6/01/2039    12,309
            College Building Auth. Educational
             Facilities RB,
    3,525    Series 1992 (PRE)                        6.40   1/01/2012     3,749
    2,885    Series 1992 (PRE)                        6.63   5/01/2013     3,099
    2,505    Series 1992 (PRE)                        6.60   9/01/2016     2,665
    3,350    Series 1994 (PRE)                        5.80   1/01/2024     3,570
    3,000   Commonwealth Univ. RB, Series 1995        5.75   5/01/2015     3,028
    4,500   Covington IDA RB, Series 1994             6.65   9/01/2018     4,785
    6,000   Danville IDA Hospital RB,
             Series 1998 (INS)(2)                     5.20  10/01/2018     5,667
    2,250   Emporia GO, Series 1995                   5.75   7/15/2015     2,280
   15,180   Fairfax County IDA RB, Series 1996        6.00   8/15/2026    15,361
    2,000   Fairfax County Redevelopment and
             Housing Auth. MFH RB, Series 1996A       6.00  12/15/2028     2,050
    1,500   Fairfax County Redevelopment and
             Housing Auth. RB, Series 1989A (PRE)     7.50  11/01/2019     1,535
   12,000   Fairfax County Sewer RB, Series 1996
             (INS)(1)                                 5.88   7/15/2028    12,048
   21,125   Fairfax County Water Auth. RB,
             Series 1997                              5.00   4/01/2029    18,901
    8,750   Galax IDA Hospital RB,
             Series 1995 (INS)(5)                     5.75   9/01/2020     8,567
    1,000   Halifax County IDA Hospital RB,
             Series 1998                              5.25   9/01/2017       903
            Hampton Redevelopment and Housing
             Auth. RB,
    1,885    Series 1996A                             5.88   7/20/2016     1,913
    1,255    Series 1996A                             6.00   1/20/2026     1,287
    1,000   Hanover County IDA Hospital RB,
             Series 1995 (INS)(1)                     5.50   8/15/2025       955
    5,525   Henrico County IDA Educational
             Facilities RB, Series 1998               5.10  10/15/2029     4,882
            Henrico County IDA Residential and
             Healthcare Facility RB,
    1,025    Series 1997                              6.10   7/01/2020       975
    2,070    Series 1997                              6.15   7/01/2026     1,967
    6,900   Henrico County Water and Sewer System RB,
             Series 1999                              5.00   5/01/2028     6,086
    2,500   Henry County IDA Hospital RB,
             Series 1997                              6.00   1/01/2027     2,491
            Housing Development Auth. Commonwealth
             Mortgage RB,
    5,440    Series 1992A                             7.10   1/01/2022     5,600
   10,000    Series 1992A                             7.10   1/01/2025    10,287
    1,455    Series 1992C                             6.40   1/01/2015     1,487
      885    Series 1994D                             6.40   7/01/2017       907
    2,090    Series 1994H, Subseries H-2              6.55   1/01/2017     2,118
            Housing Development Auth. MFH RB,
   17,355    Series 1982A(a)                          7.00  11/01/2017     3,346
    2,630    Series 1991F                             7.10   5/01/2013     2,741
    4,220   Isle of Wight County IDA RB, Series 1990  7.38   1/01/2010     4,329
            Loudoun County IDA Hospital RB,
    3,000    Series 1995 (INS)(4)                     5.80   6/01/2020     3,004
    8,000    Series 1995 (INS)(4)                     5.80   6/01/2026     7,951
            Metropolitan Washington Airports Auth. RB,
    7,000    Series 1997A                             5.38  10/01/2023     6,613
    5,400    Series 1998                              5.00  10/01/2028     4,766
    1,850   Norfolk Redevelopment and Housing
             Auth. RB, Series 1999                    5.50  11/01/2019     1,801
    4,000   Norfolk Water RB, Series 1995 (INS)(1)    5.88  11/01/2020     4,030
    9,090   Peninsula Ports Auth. Health Systems RB,
             Series 1992A (PRE)                       6.25   7/01/2021     9,539
   11,000   Peninsula Ports Auth. RB,
             Series 1992 (NBGA)(c)                    7.38   6/01/2020    11,616
    3,690   Pittsylvania County GO, Series 1994       6.00   7/01/2014     3,975
    1,725   Portsmouth Golfcourse System RB,
             Series 1998 (INS)(5)                     5.00   5/01/2023     1,516
    1,000   Portsmouth Redevelopment and Housing
             Auth. RB, Series 1997A                   5.85  12/20/2030       997
    2,500   Prince William County IDA Hospital RB,
             Series 1995 (PRE)                        6.85  10/01/2025     2,831
    4,000   Prince William County Service Auth.
             Water RB, Series 1999 (LOC)              5.60   7/01/2024     3,939
    4,710   Resources Auth. Railway Transportation RB,
             Series 1990                              7.13  10/01/2015     4,769
            Resources Auth. Sewer System RB,
    3,985    Series 1992A (PRE)                       6.00   5/01/2022     4,183
    2,000    Series 1998                              5.00   5/01/2022     1,796
            Resources Auth. Water and Sewer RB,
    7,210    Series 1996A                             5.63   4/01/2027     7,062
    1,620    Series 1997                              5.30  11/01/2022     1,511
    4,270    Series 1998                              5.20  10/01/2028     3,898
    2,200   Richmond Metropolitan Auth. Expressway RB,
             Series 1998 (INS)(3)                     5.25   7/15/2022     2,081
   12,840   Richmond RB, Series 1999A (LOC)           5.13   1/15/2024    11,681
    1,250   Roanoke County Educational Facility
             IDA RB, Series 1998                      5.25   3/15/2023     1,145
    4,250   Russell County IDA PCRB, Series 1990G     7.70  11/01/2007     4,439
    1,250   Spotsylvania County GO,
             Series 1994 (PRE)                        6.88  12/01/2014     1,401
    4,050   Suffolk Redevelopment and Housing Auth.
             MFH RB, Series 1998 (INS)(6)             5.35  10/01/2028     3,748
            Upper Occoquan Sewage Auth. RB,
    7,000    Series 1995A (INS)(1)                    5.15   7/01/2020     6,575
   11,000    Series 1995A (INS)(1)                    4.75   7/01/2029     9,201
   11,820   Virginia Beach Development Auth.
             Hospital RB, Series 1991 (PRE)           6.30  11/01/2021    12,531
    1,000   Virginia Beach Development Auth.
             Residential and Health Care Facility RB,
             Series 1997                              6.15   7/01/2027       944
    1,500   Virginia College Building Auth. RB,
             Series 1998 (c)                          5.00   9/01/2016     1,357
   12,000   West Point IDA Solid Waste Disposal RB,
             Series 1994B (c)                         6.25   3/01/2019    12,106
    6,000   Williamsburg Hospital Facilities IDA RB,
             Series 1993 (c)                          5.75  10/01/2022     5,811
    3,500   Winchester IDA RB, Series 1994 (INS)(5)   6.75  10/01/2019     3,865

            Guam (2.5%)
    1,000   Government Limited Obligation
             Infrastructure Improvement RB,
             Series 1989A (PRE)                       7.10  11/15/2009     1,025
    8,050   Power Auth. RB, Series 1992A              6.30  10/01/2022     8,695

            Puerto Rico (9.9%)
    8,365   Commonwealth GO, Series 1998              5.00   7/01/2027     7,379
            Electric Power Auth. RB,
    7,025    Series 1995                              5.50   7/01/2025     6,740
    7,700    Series 1995Z                             5.25   7/01/2021    7,166
            Highway and Transportation Auth. RB,
    5,000    Series 1993X                             5.00   7/01/2022     4,466
    8,600    Series 1996Y                             5.50   7/01/2026     8,245
    4,000    Series 1998A                             5.00   7/01/2038     3,472
    1,250    Series 1998A                             4.75   7/01/2038     1,031
--------------------------------------------------------------------------------
            Total-fixed rate instruments (cost: $385,882)                384,932
--------------------------------------------------------------------------------

                        VARIABLE-RATE DEMAND NOTE (0.2%)
            Virginia
      890   Waynesboro IDA RB,
             Series 1997 (LOC) (cost: $890)           3.95  12/15/2028       890
--------------------------------------------------------------------------------
            Total investments (cost: $386,772)                          $385,822
================================================================================








                       PORTFOLIO SUMMARY BY CONCENTRATION
            --------------------------------------------------------
            Water/Sewer Utilities - Municipal                   19.3%
            Hospitals                                           14.4
            Escrowed Bonds                                      13.9
            General Obligations                                  6.5
            Airport/Port                                         5.9
            Electric/Gas Utilities - Municipal                   5.8
            Nursing/Continuing Care Centers                      5.6
            Paper & Forest Products                              5.4
            Single-Family Housing                                5.2
            Special Assessment/Tax/Fee                           4.4
            Education                                            4.1
            Multi-Family Housing                                 3.3
            Toll Roads                                           2.4
            Miscellaneous                                        1.2
            Electric Utilities                                   1.1
            Community Service                                     .4
                                                                ----
            Total                                               98.9%
                                                                ====










USAA VIRGINIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)

 Principal                                           Coupon    Final
  Amount              Security                        Rate    Maturity   Value
--------------------------------------------------------------------------------

                       VARIABLE-RATE DEMAND NOTES (71.6%)
            Virginia
  $ 3,050   Arlington Public Improvement RB,
             Series 1984 (LOC)                        3.75%  8/01/2017  $  3,050
    8,750   Chesterfield County IDA PCRB,
             Series 1993                              3.95   8/01/2009     8,750
    5,600   Chesterfield County IDA RB,
             Series 1989 (LOC)                        3.88   2/01/2003     5,600
    4,970   Culpeper IDA RB, Series 1997 (LOC)        4.10   1/01/2008     4,970
    2,100   Fluvanna County IDA, Series 1984 (LOC)    3.75  12/01/2009     2,100
    2,500   Hampton Redevelopment and Housing
             Auth. RB, Series 1998 (LOC)              3.75   2/01/2028     2,500
    7,000   Harrisonburg Redevelopment and Housing
             Auth. RB, Series 1991A (LOC)             3.83   3/01/2016     7,000
            Henrico County IDA RB,
    4,050    Series 1986C (LOC)                       3.85   7/15/2016     4,050
    5,895    Series 1998 (LOC)                        3.80   8/01/2023     5,895
    4,500   Loudoun County IDA RB, Series 1998 (LOC)  3.70  11/01/2028     4,500
    2,950   Newport News Redevelopment and Housing
             Auth. MFH RB, Series 1984 (LOC)          3.80  11/01/2006     2,950
    2,100   Norfolk Redevelopment and Housing
             Auth. RB, Series 1999 (LOC)              3.80   3/01/2021     2,100
    4,000   Norfolk IDA Hospital Facilities RB,
             Series 1999                              3.80   6/01/2020     4,000
    4,225   Norfolk IDA RB, Series 1998 (LOC)         3.80   9/01/2020     4,225
    4,000   Norfolk Virginia Redevelopment and
             Housing Authority, Series 1999 (LOC)     3.80   9/01/2009     4,000
    6,280   Peninsula Ports Auth. RB,
             Series 1987D (LOC)                       3.90   7/01/2016     6,280
            Prince William County IDA RB,
    6,300    Series 1988 (LOC)                        3.88   6/30/2004     6,300
    1,031    Series 1989D (LOC)                       3.95  10/01/2000     1,031
      522   Richmond IDA RB, Series 1989A (LOC)       3.95   6/01/2002       522
    1,745   Richmond Redevelopment and Housing
             Auth. RB, Series 1995 (LOC)              3.85   4/01/2029     1,745
   10,000   Roanoke IDA RB, Series 1994               3.95  12/01/2013    10,000
    1,940   Rockingham County IDA RB, Series 1983A    4.00  10/01/2020     1,940
            Virginia Beach IDA RB,
    1,000    Series 1984 (LOC)                        5.36  12/01/2004     1,000
    2,865    Series 1998 (LOC)                        3.80   7/01/2017     2,865
    3,630   Waynesboro City IDA RB,
             Series 1997 (LOC)                        3.95  12/15/2028     3,630
--------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $101,003)            101,003
--------------------------------------------------------------------------------

                            PUT BONDS (9.8%)
            Virginia
    3,100   Chesterfield County IDA RB, Series 1985   3.40  10/01/2009     3,100
    3,000   Peninsula Ports Auth. RB,
             Series 1992 (LOC)                        3.40  12/15/2012     3,000
            Prince William County IDA RB,
    1,000    Series 1986                              3.40   8/01/2016     1,000
    1,680    Series 1992 (LOC)                        3.80   9/01/2007     1,680
    3,585   Richmond IDA RB, Series 1987A (LOC)       3.50   8/15/2015     3,585
    1,400   York County IDA PCRB, Series 1985         3.40   7/01/2009     1,400
--------------------------------------------------------------------------------
            Total put bonds (cost: $13,765)                               13,765
--------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (18.4%)
            Virginia
    1,545   Arlington County GO, Series 1998          4.25  10/01/1999     1,545
    1,005   Charlottesville IDA RB,
             Series 1990 (PRE)                        7.38  10/01/2020     1,059
    2,000   Chesterfield County GO, Series 1999A      4.00   1/01/2000     2,005
      500   Commonwealth GO, Series 1997              5.00   6/01/2000       506
    1,175   Fairfax County GO, Series 1992B (PRE)     6.00   5/01/2006     1,198
      695   Lynchburg GO, Series 1999                 4.25  12/01/1999       696
      385   Montgomery County IDA Lease RB,
             Series 1999C (INS)(1)                    3.30   1/15/2000       385
    1,365   Norfolk Water RB, Series 1998 (INS)(4)    4.00  11/01/1999     1,366
    3,580   Norfolk Airport Authority CP Notes,
             Series A (LOC)                           3.40   3/07/2000     3,580
    6,300   Norfolk IDA RN, Series 1999               3.50   1/27/2000     6,300
    1,500   Portsmouth GO, Series 1991 (PRE)          6.75   8/01/2004     1,567
            Richmond GO,
    1,260    Series 1999A                             4.25   1/15/2000     1,264
      940    Series 1999B                             4.00   1/15/2000       942
    1,000   Roanoke IDA Hospital RB,
             Series 1990 (PRE)                        6.50   7/01/2025     1,021
    2,000   Virginia Beach GO, Series 1993            4.65   7/15/2000     2,019
      540   Waynesboro GO, Series 1999 (INS)(4)       3.30   2/01/2000       540
--------------------------------------------------------------------------------
            Total fixed-rate instruments (cost: $25,993)                  25,993
--------------------------------------------------------------------------------
            Total investments (cost: $140,761)                          $140,761
================================================================================






                       PORTFOLIO SUMMARY BY CONCENTRATION
            --------------------------------------------------------
            Multi-Family Housing                                11.6%
            Manufacturing - Diversified Industries              10.2
            Nursing/Continuing Care Centers                      9.9
            Hospitals                                            7.3
            Buildings                                            7.2
            Machinery - Diversified                              7.1
            Airport/Port                                         7.0
            General Obligations                                  6.7
            Aerospace/Defense                                    4.5
            Electric Utilities                                   3.9
            Community Service                                    3.5
            Escrowed Bonds                                       3.4
            Electric/Gas Utilities - Municipal                   2.9
            Real Estate - Other                                  2.8
            Real Estate Investment Trusts                        2.5
            Railroads/Shipping                                   2.1
            Metals/Mining                                        1.5
            Drugs                                                1.4
            Retail - Food                                        1.2
            Education                                            1.1
            Water/Sewer Utilities - Municipal                    1.0
            Telecommunications - Cellular/Wireless                .7
            Appropriated Debt                                     .3
                                                                ----
            Total                                               99.8%
                                                                ====











NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 1999
(Unaudited)

GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES

(a) Zero-Coupon security. Rate represents the effective yield at date of purchase.

(b)  At  September   30,   1999,   the  cost  of   securities   purchased  on  a
delayed-delivery basis for the USAA Virginia Bond Fund was $2.2 million.

(c)  At  September  30,  1999,   these   securities  were  segregated  to  cover
delayed-delivery purchases.


See accompanying notes to financial statements.











STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1999
(Unaudited)

                                                       USAA       USAA Virginia
                                                     Virginia     Money Market
                                                     Bond Fund       Fund
                                                    ----------------------------

ASSETS
   Investments in securities, at market value
      (identified cost of $386,772 and $140,761,
      respectively)                                  $ 385,822    $   140,761
   Cash                                                     53            388
   Receivables:
      Capital shares sold                                   71            126
      Interest                                           7,076            684
                                                    ----------------------------
         Total assets                                  393,022        141,959
                                                    ----------------------------

LIABILITIES
   Securities purchased                                  2,150            -
   Capital shares redeemed                                 283            783
   USAA Investment Management Company                      106             38
   USAA Transfer Agency Company                             21             11
   Accounts payable and accrued expenses                    31             29
   Dividends on capital shares                             486             19
                                                    ----------------------------
         Total liabilities                               3,077            880
                                                    ----------------------------
            Net assets applicable to capital
             shares outstanding                      $ 389,945    $   141,079
                                                    ============================

REPRESENTED BY:
   Paid-in capital                                   $ 392,732    $   141,079
   Accumulated net realized loss on investments         (1,837)           -
   Net unrealized depreciation of investments             (950)           -
                                                    ----------------------------
            Net assets applicable to capital
             shares outstanding                      $ 389,945    $   141,079
                                                    ============================
   Capital shares outstanding                           35,912        141,079
                                                    ============================
   Authorized shares of $.01 par value                 120,000      1,125,000
                                                    ============================
   Net asset value, redemption price, and
    offering price per share                         $   10.86    $      1.00
                                                    ============================


See accompanying notes to financial statements.










STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 1999
(Unaudited)

                                                          USAA     USAA Virginia
                                                        Virginia    Money Market
                                                        Bond Fund       Fund
                                                      --------------------------

Net investment income:
   Interest income                                     $  11,398     $   2,291
                                                      --------------------------
   Expenses:
      Management fees                                        657           225
      Transfer agent's fees                                  116            57
      Custodian's fees                                        39            30
      Postage                                                  7             6
      Shareholder reporting fees                               5             4
      Directors' fees                                          2             2
      Registration fees                                        1             1
      Professional fees                                       13            15
      Other                                                    2             2
                                                      --------------------------
         Total expenses                                      842           342
                                                      --------------------------
            Net investment income                         10,556         1,949
                                                      --------------------------
Net realized and unrealized loss on investments:
      Net realized loss                                   (1,286)           -
      Change in net unrealized
       appreciation/depreciation                         (22,259)           -
                                                      --------------------------
            Net realized and unrealized loss             (23,545)           -
                                                      --------------------------
Increase (decrease) in net assets resulting from
 operations                                            $ (12,989)    $   1,949
                                                      ==========================


See accompanying notes to financial statements.










STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 1999, and year ended March 31, 1999 (Unaudited)

                                                    USAA                    USAA
                                                  Virginia                Virginia
                                                  Bond Fund            Money Market Fund
                                           ------------------------------------------------
                                            9/30/99      3/31/99      9/30/99      3/31/99
                                           ------------------------------------------------
From operations:
   Net investment income                   $  10,556    $  19,434    $   1,949    $   3,862
   Net realized loss on investments           (1,286)        (266)          -            -
   Change in net unrealized appreciation/
      depreciation of investments            (22,259)       1,027           -            -
                                           ------------------------------------------------
      Increase (decrease) in net assets
         resulting from operations           (12,989)      20,195        1,949        3,862
                                           ------------------------------------------------
Distributions to shareholders from:
   Net investment income                     (10,556)     (19,434)      (1,949)      (3,862)
                                           ------------------------------------------------
From capital share transactions:
   Proceeds from shares sold                  35,829       71,123       60,468      153,062
   Dividend reinvestments                      7,710       14,255        1,836        3,634
   Cost of shares redeemed                   (32,401)     (30,033)     (59,641)    (140,789)
                                           ------------------------------------------------
      Increase in net assets from
         capital share transactions           11,138       55,345        2,663       15,907
                                           ------------------------------------------------
Net increase (decrease) in net assets        (12,407)      56,106        2,663       15,907
Net assets:
   Beginning of period                       402,352      346,246      138,416      122,509
                                           ------------------------------------------------
   End of period                           $ 389,945    $ 402,352    $ 141,079    $ 138,416
                                           ================================================
Change in shares outstanding:
   Shares sold                                 3,189        6,157       60,468      153,062
   Shares issued for dividends reinvested        691        1,233        1,836        3,634
   Shares redeemed                            (2,897)      (2,603)     (59,641)    (140,789)
                                           ------------------------------------------------
      Increase in shares outstanding             983        4,787        2,663       15,907
                                           ================================================


See accompanying notes to financial statements.









NOTES TO FINANCIAL STATEMENTS

September 30, 1999
(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA Virginia Bond Fund and USAA Virginia Money Market Fund (the Funds). The Funds have a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The USAA Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Virginia Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Virginia municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the six-month period ended September 30, 1999.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1999, the USAA Virginia Bond Fund had capital loss carryovers for federal income tax purposes of approximately $1.8 million which, if not offset by subsequent capital gains, will expire in 2008. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Costs of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1999, were as follows:

                                USAA Virginia     USAA Virginia
                                  Bond Fund     Money Market Fund
                                   ($000)            ($000)
                                ---------------------------------
Purchases                          $40,250          $188,204
Sales/maturities                   $38,865          $184,855

For the USAA Virginia Bond Fund, costs of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1999, was as follows:

                              Appreciation     Depreciation        Net
                                 ($000)           ($000)         ($000)
                              -----------------------------------------
USAA Virginia Bond Fund          $8,933          ($9,883)        ($950)

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

(7) YEAR 2000

Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.






NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA VIRGINIA BOND FUND

September 30, 1999
(Unaudited)

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                            Six-Month
                          Period Ended
                          September 30,                        Year Ended March 31,
                                        ----------------------------------------------------------------
                             1999         1999          1998          1997          1996          1995
                          ------------------------------------------------------------------------------

Net asset value at
   beginning of period    $  11.52      $  11.49      $  10.92      $  10.93      $  10.76      $  10.71
Net investment income          .30           .60           .62           .63           .63           .62
Net realized and
   unrealized gain (loss)     (.66)          .03           .57          (.01)          .17           .05
Distributions from net
   investment income          (.30)         (.60)         (.62)         (.63)         (.63)         (.62)
                          ------------------------------------------------------------------------------
Net asset value at
   end of period          $  10.86      $  11.52      $  11.49      $  10.92      $  10.93      $  10.76
                          ==============================================================================
Total return (%) *           (3.20)         5.62         11.13          5.82          7.57          6.61
Net assets at end
   of period (000)        $389,945      $402,352      $346,246      $292,914      $267,111      $238,920
Ratio of expenses to
   average net assets (%)      .42(a)        .43           .44           .46           .48           .50
Ratio of net investment
   income to average
   net assets (%)             5.29(a)       5.22          5.48          5.76          5.74          5.95
Portfolio turnover (%)        9.93         10.55         14.24         26.84         27.20         27.77


(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 *  Assumes reinvestment of all dividend income distributions during the period.








NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA VIRGINIA MONEY MARKET FUND

September 30, 1999
(Unaudited)

(8) FINANCIAL HIGHLIGHTS (Continued)

Per share operating performance for a share outstanding throughout each period is as follows:


                           Six-Month
                          Period Ended
                          September 30,                       Year Ended March 31,
                                        ----------------------------------------------------------------
                             1999         1999          1998          1997          1996          1995
                          ------------------------------------------------------------------------------
Net asset value at
   beginning of period    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
Net investment income          .01           .03           .03           .03           .03           .03
Distributions from net
   investment income          (.01)         (.03)         (.03)         (.03)         (.03)         (.03)
                          ------------------------------------------------------------------------------
Net asset value at
   end of period          $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                          ==============================================================================
Total return (%) *            1.43          2.98          3.34          3.14          3.42          2.91
Net assets at end
   of period (000)        $141,079      $138,416      $122,509      $113,330      $110,308      $ 98,049
Ratio of expenses to
   average net assets (%)      .50(a)        .50           .50           .50           .50           .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)          -             .50           .51           .53           .55           .56
Ratio of net investment
   income to average
   net assets (%)             2.85(a)       2.93          3.29          3.10          3.36          2.88


(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 *  Assumes reinvestment of all dividend income distributions during the period.













DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

LEGAL COUNSEL
Goodwin Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine (Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction, or fund prices
1-800-531-8777, (in San Antonio) 498-8777